Exhibit 10(iii)
                      AMENDMENT NO. THREE
                             TO THE
                 FAMILY DOLLAR EMPLOYEE SAVINGS
                 AND RETIREMENT PLAN AND TRUST
                      AMENDED AND RESTATED
                     AS OF JANUARY 1, 1987


     THIS AMENDMENT, made and executed as of the 19th day of March, 1998, by and among Family Dollar Stores, Inc. and Family Dollar, Inc., for themselves and their related corporations and other entities which have joined or will join as participating employers under this Plan as identified in Appendix A to the Plan (collectively, the "Employer"); and George R. Mahoney, Jr.,
C. Martin Sowers and R. James Kelly (the "Former Trustee");

                      W I T N E S S E T H:

     A.   The Employer has entered into the Family Dollar
Employee Savings and Retirement Plan and Trust (the "Plan") for the benefit of eligible employees and has reserved the right to amend the same from time to time.

     B. The Employer desires to amend the Plan so as to replace the Former Trustee with Merrill Lynch Trust Company (the "Trustee"), effective May 1, 1998, and to establish a separate Trust Agreement between Merrill Lynch Trust Company and Family Dollar Stores, Inc. and Family Dollar, Inc. (the "Trust Agreement") to control on all issues related to the responsi-bility, authority or powers of the Trustee.

     THEREFORE, in consideration of the Employer's power in
Section 7.12 to replace the Former Trustee, it is agreed as follows:

     1. Effective May 1, 1998, Merrill Lynch Trust Company shall become the Trustee of the Plan, replacing the Former
Trustee, George R. Mahoney, Jr., C. Martin Sowers and
R. James Kelly.

     2. The Former Trustee shall transfer the assets of the Plan's Trust to the Trustee as of May 1, 1998; and shall file its accounting with the Employer indicating the assets distributed to the Trustee; and shall cooperate to the extent required to provide a smooth transition to the Trustee.

     3. Section 2.1(71) of the Plan shall be amended to read as follows:
               "(71) TRUST or TRUST FUND: The fund known as the "Trust for the Family Dollar Employee Savings and Retirement Plan," maintained in accordance with the terms of the separate Trust Agreement with Merrill Lynch Trust Company, as amended from time to time."


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     4.  Section 2.1(72) of the Plan shall be amended to read as follows;
               "(72) TRUSTEE: Merrill Lynch Trust Company, until changed as herein provided. Prior to May 1, 1998, the Trustee was George R. Mahoney, Jr., C. Martin Sowers and
     R. James Kelly."

     5. In the event that there is a conflict between the provisions of this Plan and the Trust Agreement with respect to any subject involving the responsibility, authority or powers of the Trustee, the provisions of the Trust Agreement shall be controlling.

     IN WITNESS WHEREOF, the Employer and the Former Trustee have caused this Amendment to be properly executed as of the 19th day of March, 1998.
                              FAMILY DOLLAR STORES, INC.
                              ("Employer")
(Corporate Seal)
                                      C. MARTIN SOWERS
                              By:     C. MARTIN SOWERS
                              Title:  Senior Vice President

Attest:
        JANICE B. BURRIS
By:     JANICE B. BURRIS
Title:  Assistant Secretary

                              FAMILY DOLLAR, INC.
                              ("Employer")
(Corporate Seal)
                                      C. MARTIN SOWERS
                              By:     C. MARTIN SOWERS
                              Title:  Senior Vice President

Attest:
        JANICE B. BURRIS
By:     JANICE B. BURRIS
Title:  Assistant Secretary

                              GEORGE R. MAHONEY, JR.
                              GEORGE R. MAHONEY, JR.
                              ("Former Trustee")

                              C. MARTIN SOWERS
                              C. MARTIN SOWERS
                              ("Former Trustee")

                              R. JAMES KELLY
                              R. JAMES KELLY
(Corporate Seal)              ("Former Trustee")